SUPPLEMENT TO THE CLASS A, CLASS B AND CLASS C PROSPECTUS OF WELLS FARGO ADVANTAGE DOW JONES TARGET DATE FUNDS (the "Funds")

Effective May 31, 2013, the Adviser has committed through June 30, 2014 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver as follows:

Fund	Class A	Class B	Class C
Target Today	0.81%	1.56%	1.56%
Target 2010	0.83%	1.58%	1.58%
Target 2020	0.86%	1.61%	1.61%
Target 2030	0.87%	1.62%	1.62%
Target 2040	0.88%	1.63%	1.63%

Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses and extraordinary expenses are excluded from the cap. After June 30, 2014, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.